UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-56112	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 S. Baldwin Avenue, Suite 107 Arcadia, California	91007
(Address of principal executive offices)	(Zip Code)

(855) 707-2077

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2023 (the “Closing Date”), GenuFood Energy Enzymes Corp. (the “Company”) entered into a Subscription Agreement with each of certain subscribers (each, a “Purchaser” and collectively, the “Purchasers”) who have subscribed to purchase a certain amount of shares of common stock of the Company, par value 0.001 (the “Common Stock”), as set forth in that respective purchasers Subscription Agreement, each subscribing for not less than $5,000 and up to 5,000,000 shares at a purchase price of US$0.001 per share. The Company was conducting this private offering (the “Offering”) pursuant to a private placement memorandum (the “PPM”) whereby the Company was offering and selling a minimum amount of $500,000 (the “Minimum Offering Amount”) and maximum of $1,000,000 of its common shares to accredited investors and non-U.S. persons (as defined below).

On February 22, 2023, the board of directors of the Company (the “Board”) approved to close the Offering below the Minimum Offering Amount. As of the Closing Date, the Company received aggregate proceeds from the Purchasers in the amount of $375,000. The Company intends to use the proceeds for general corporate purposes, including, but not limited to, purchasing and installing EV chargers, payroll and benefits, administrative and office expenses and professional fees. Each Purchaser acknowledges and agrees its subscription for the Company’s common stock shall not be transferable or assignable by the Purchaser pursuant to the Subscription Agreement.

This Offering was made in reliance on the exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws. The Company has accepted subscriptions to purchase shares of Common Stock only from a person who is either:

●	an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); or

●	a person who is not a “U.S. person” as that term is defined in Rule 902(k) promulgated under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning this Offering pursuant to the Subscription Agreement is incorporated herein by reference. The shares of Common Stock issued and sold under the Subscription Agreement as described in Item 1.01 were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
Exhibit 10.1	Form of Genufood Energy Enzymes Corp. Subscription Agreement, dated February 24, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: March 2, 2023	By:	/s/ David Tang
David Tang
Chief Executive Officer

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